Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Tanke Biosciences Corporation for the period ended September 30, 2012, I, Gilbert Kwong-Yiu Lee, Chief Financial Officer of Tanke Biosciences Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the period ended September 30, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the period ended September  30, 2012, fairly represents in all material respects, the financial condition and results of operations of Tanke Biosciences Corporation.

Dated: November 14, 2012	/s/ Gilbert Kwong-Yiu Lee
Gilbert Kwong-Yiu Lee
Chief Financial Officer (Principal Financial Officer)